EXHIBIT 4.1



                          Specimen Stock Certificate




                Number                                   Shares

                              TUTTLE INDUSTRIES CORP.
                Incorporated under the Laws of the State of Delaware


                            NORTON INDUSTRIES CORPORATION

    80,000,000 SHARES COMMON STOCK       20,000,000 SHARES PREFERRED STOCK
      Par Value $.0001 Per Share            Par Value $.0001 Per Share


    THIS CERTIFIES THAT _____________________________________________ is the
owner of ____________________________________________ shares of the COMMON
STOCK of TUTTLE INDUSTRIES CORP., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

    The Corporation will furnish without charge to each stockholder who so requests, a statement of powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this __________ day of _______________ A.D. ____________.


__________________________                      __________________________
                SECRETARY                                       PRESIDENT

                                 [SEAL]



                    (Reverse side of stock certificate)



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT ____________ Custodian _________ (Minor) under Uniform Gifts to Minors Act ______________(State)


     Additional abbreviations may also be used though not in the above list


     For value received ____________ hereby sells, assigns and transfers unto

_____________________________________________________________________________
   (please insert social security or other identifying number of assignee)

_________ Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints__________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated, _____________________________
            In presence of
____________________________________

____________________________________


     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.